                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

                         Date of Report: August 15, 2000

                            THE CHASE MANHATTAN BANK
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                  (Originator of the Trust referred to herein)


                      CHASE MANHATTAN GRANTOR TRUST 1996-A
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                      (Issuer with respect to Certificates)
           (Exact name of the registrant as specified in its charter)


         New York                              33-99544                            13-4994650
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(State or other jurisdiction          (Commission File Number)            (IRS Employer
of incorporation)                                                         Identification No.)


         270 Park Avenue, New York, New York                    10017
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         (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000

Item 5.  Other Events:

         Chase Manhattan Grantor Trust 1996-A is the issuer of a single class of Automobile Loan Pass-Through Certificates. The certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of February 1, 1996, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank, as seller and as servicer, and Norwest Bank Minnesota, National Association, as trustee.

         On August 15, 2000, Chase, as servicer, distributed monthly interest to the holders of the certificates. Chase furnished a copy of monthly statement to certificateholders for the series as required by the Pooling and Servicing Agreement. A copy of the monthly statement to certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).        Exhibits

                  Exhibits          Description
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                  20.1 Monthly Statement to Certificateholders with respect to the August 15, 2000 distribution.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 25, 1999

                                                THE CHASE MANHATTAN BANK,
                                                as Servicer

                                                By:  /s/ Jeffrey D. Hammer

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                                                Name:    Jeffrey D. Hammer
                                                Title:   Vice President

                                           INDEX TO EXHIBITS
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Exhibit No.                                Description
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20.1                                       Statement to Certificateholders dated
                                           8/15/2000 delivered pursuant to
                                           Section 5.7 of the Pooling and
                                           Servicing Agreement dated as of
                                           February  1, 1996.